Exhibit 10.4

FIRPTA AFFIDAVIT

Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Reliability Incorporated, a Texas corporation (the “Transferee”) that withholding of tax is not required upon the disposition of interests in The Maslow Media Group, Inc., a Virginia corporation (the “Company”) by the undersigned transferor (the “Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.	Transferor is not a “foreign person” (as defined in the Code and Treasury Regulations).

2.       Transferor’s U.S. taxpayer identification number is ________________________.

3.	Transferor’s address is :________________________

4. Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated: _______, 2019

TRANSFEROR NAME: _____________________________________

By: ______________________________

Name: ______________________________

Title: ______________________________

(if applicable)